UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2009

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure

Effective November 18, 2009, Kathy J. Higgins Victor, a member of the Board of Directors of Best Buy Co., Inc. (“Best Buy” or the “registrant”) adopted a pre-arranged trading plan (the “Plan”) to exercise options and sell shares of the registrant’s common stock.  The Plan was designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the registrant’s policies regarding stock transactions. Under Rule 10b5-1, directors, officers and other persons who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of the registrant’s securities under specified conditions and at specified times to achieve prudent and gradual asset diversification over time.

Ms. Higgins Victor informed the registrant that the option exercises and stock sales to be effected pursuant to the Plan are part of her personal program for tax and financial planning. The Plan will not reduce Ms. Higgins Victors’ ownership of the registrant’s shares below the registrant’s applicable director stock ownership guidelines.

The Plan provides that Ms. Higgins Victor may exercise options and/or sell shares beginning in December 2009. Shares will be sold under the Plan in the open market at prevailing market prices, subject to minimum price thresholds. Ms. Higgins Victor will have no control over the timing of the stock sales under the Plan. The Plan is scheduled to expire on November 5, 2011.

All option exercises and stock sales under the Plan will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

The information in this Item 7.01 of the registrant’s Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01 of the registrant’s Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Current Report on Form 8-K.

The registrant does not undertake to report other Rule 10b5-1 plans that may be adopted by any officers or directors of the registrant in the future, or to report any modifications or termination of any publicly announced plan or to report any plan adopted by an employee who is not an executive officer, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: November 20, 2009	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer